UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 11, 2013

Chelsea TherapEUtics International, Ltd.
(Exact name of registrant as specified in its charter)

Delaware	000-51462	20-3174202
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer ID Number)

3530 Toringdon Way, Suite 200, Charlotte, North Carolina 28277
(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code: (704) 341-1516

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.07 Submission of Matters to a Vote of Security Holders.

On June 11, 2013, Chelsea Therapeutics International, Ltd. (the “Company”) held its Annual Meeting of Stockholders for fiscal year 2013 (the “Annual Meeting”). There were represented at the Annual Meeting, either in person or by proxy, 44,423,961 shares of the Company’s common stock, par value $0.0001 per share (the “Common Stock”) out of a total number of 67,085,154 shares of Common Stock outstanding and entitled to vote at the Annual Meeting. The Company’s stockholders voted on the following four proposals at the Annual Meeting, casting their votes as described below.

Proposal 1. – Election of Director. Proposal 1 was a proposal to elect four members to the Company’s board of directors for a one-year term expiring at the annual meeting of stockholders for fiscal year 2014. Each nominee for director was elected, as set forth below:

Nominee	For	Withheld	Broker Non-Votes
Michael Weiser	15,982,924	583,983	27,986,104
Kevan Clemens	15,975,756	591,151	27,986,104
William D. Rueckert	15,986,291	580,616	27,986,104
Roger Stoll	15,976,441	590,466	27,986,104

Proposal 2. – Amendment of Certificate of Incorporation. Proposal 2 was a proposal to approve the amendment of the Company’s Certificate of Incorporation, as amended, to increase the number of authorized shares of the Company’s capital stock from 105,000,000 shares to 205,000,000 shares and to increase the number of authorized shares of Common Stock from 100,000,000 shares to 200,000,000 shares. To be approved, the proposal required the affirmative vote of the holders of at least a majority of the outstanding shares of the Common Stock issued and outstanding on the record date. The proposal was approved and a Certificate of Amendment giving effect to the increases in authorized shares was subsequently filed on June 11, 2013 with the Secretary of State of the State of Delaware and was effective immediately upon filing.

For	Against	Abstain
36,325,572	7,968,248	130,141

Proposal 3. – Advisory Vote on Executive Compensation. Proposal 3 was a proposal to approve an advisory resolution approving the compensation of the Company’s named executive officers as presented in the Company’s proxy statement related to the Annual Meeting. The proposal was approved.

For	Against	Abstain	Broker Non-Votes
10,514,116	5,577,623	475,168	27,857,054

Proposal 4. – Ratification of Appointment of Auditors. Proposal 4 was a proposal to ratify the appointment of Ernst & Young LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2013. The proposal was approved.

For	Against	Abstain
43,872,294	378,220	173,447

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description

3.1	Certificate of Amendment to Certificate of Incorporation, as amended.

Signature

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CHELSEA THERAPEUTICS INTERNATIONAL, LTD.

By:	/s/ J. Nick Riehle
J. Nick Riehle Chief Financial Officer

Dated: June 11, 2013

Index to Exhibits

Exhibit No.	Description

3.1	Certificate of Amendment to Certificate of Incorporation, as amended.